                                                                NOVEMBER 8, 2002

DEAR SHAREHOLDER:

    This financial report covers the fiscal year ended September 30, 2002, which is our thirtieth fiscal year of operations.

    Against the backdrop of September 11, conflicting signs of economic health provided the fodder for high levels of interest rate volatility throughout the year. Over the first six months of the fiscal year, the benchmark ten-year Treasury bond yield increased 82 basis points followed by a precipitous drop of 182 basis points by year-end. With a loose monetary policy in place, early 2002 economic data suggested the economy had grown at a rate much higher than the market expected, setting a higher interest rate trend in motion. However, the consensus economic forecast soon shifted toward our view that real economic growth would trend between 2.0% and 3.0%.

    As 2002 progressed, the market began to question if consumer spending could continue to keep the real economy on track as unemployment figures rose and consumer confidence indicators fell. Corporate spending continued to decline as entire industries were forced to work off excess financial and operating leverage. In an effort to preserve cash flow, many large U.S. corporations were required to combat declining revenue through reduced head count and capital expenditures. Some companies also needed to address serious flaws in corporate governance, as investor confidence began to wane. Given this environment combined with the recent threat of war against Iraq, markets reacted with risk aversion driving asset prices through equilibrium. As a result, interest rates fell to unsustainable levels.

    We currently believe interest rates, across the entire yield curve, are below fair value and have positioned the portfolio accordingly. Our strategy towards spread sectors continues to favor high credit quality bonds issued in the commercial mortgage backed and asset backed sectors in lieu of corporate bonds with similar credit quality. As general corporate bond spreads increased to accommodate the added credit and liquidity risk in the market, we continue to look for attractive lending opportunities to corporations with stable or improving credit fundamentals. We anticipate our total exposure to investment-grade corporate bonds will increase during the next fiscal year. The defensive posture in terms of duration and credit strategy is expected to continue generating strong relative returns while preserving capital in this period of excessive volatility.

    Net investment income for the year was $0.95 per share and net realized and unrealized loss on investments totaled $0.07 per share. On September 30, 2002, the net asset value per share was $15.71 and the stock closed that day at $15.10 per share.

    During the fiscal year, the Board of Directors declared regular quarterly dividends of $0.25 per share payable on December 14, 2001, $0.24 per share payable on March 22, 2002 and June 14, 2002, and $0.23 per share payable on September 13, 2002. In addition to the regular dividends, the Board declared a capital gains distribution of $0.16 per share payable on December 14, 2001.

    No new shares of capital stock were issued in the fiscal year. On September 30, 2002, there were 8,775,665 shares of capital stock outstanding and the net assets applicable to those shares were $137.9 million.

    At the end of the fiscal year the 136 issues in the portfolio had an average market yield of 5.41%, an average Moody's quality rating of A1, an average nominal duration of 7.0, and an average maturity of 14.9 years. The distribution of the portfolio maturities and quality was as follows:

Maturites
-----------------------------------------
0-1 year                              4.2%
1-3 years                            12.6
3-5 years                             1.9
5-10 years                           46.7
10-20 years                          11.3
20 plus years                        23.3
                                   ------
                                    100.0%
Quality
-----------------------------------------
Treasury, Agency and Aaa             41.7%
Aa                                    9.9
A                                    21.9
Baa                                  23.5
Below Baa                             3.0
                                   ------
                                    100.0%

STOCK REPURCHASE PLAN:

    On July 28, 1988, the Board of Directors of the Company approved a resolution to repurchase up to 700,000 of its common shares. The Company may repurchase shares, at a price not in excess of market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Audited financial statements for the year ended September 30, 2002, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      /s/ Jeffrey J. Diermeier

                                                      Jeffrey J. Diermeier, CFA
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fort Dearborn Income Securities, Inc.
MARKET VALUE OF INDEX AND SHARE PRICE(1) WITH ALL DIVIDENDS REINVESTED AS OF SEPTEMBER 30, 2002

                             ANNUALIZED RETURNS
                                 12 MONTHS       SINCE INCEPTION
Fort Dearborn                             9.46%            8.74%
Investment Grade Bond Index                8.96             8.09

$ WEALTH INDEX
                   INVESTMENT       FORT
                GRADE BOND INDEX  DEARBORN
12/31/72                   18.17     18.17
3/31/73                    18.16     18.17
6/30/73                    18.06     17.10
9/30/73                    18.41     17.09
12/31/73                   18.23     16.74
3/31/74                    17.55     13.73
6/30/74                    16.61     15.62
9/30/74                    16.07     13.40
12/31/74                   17.05     16.33
3/31/75                    17.83     16.82
6/30/75                    18.43     17.61
9/30/75                    17.79     16.79
12/31/75                   19.39     16.54
3/31/76                    20.17     18.45
6/30/76                    20.19     18.37
9/30/76                    21.28     20.03
12/31/76                   22.83     20.26
3/31/77                    22.26     20.50
6/30/77                    23.08     21.07
9/30/77                    23.28     21.49
12/31/77                   23.04     20.68
3/31/78                    23.00     20.93
6/30/78                    22.70     21.00
9/30/78                    23.36     20.90
12/31/78                   22.84     19.04
3/31/79                    23.16     20.31
6/30/79                    24.15     21.40
9/30/79                    23.61     20.84
12/31/79                   21.70     19.25
3/31/80                    18.79     17.16
6/30/80                    23.31     20.99
9/30/80                    20.76     18.99
12/31/80                   20.93     19.11
3/31/81                    20.69     19.19
6/30/81                    20.24     19.51
9/30/81                    18.40     19.39
12/31/81                   20.51     20.85
3/31/82                    21.47     21.83
6/30/82                    21.63     22.26
9/30/82                    26.21     26.55
12/31/82                   29.02     28.83
3/31/83                    30.14     29.96
6/30/83                    30.55     31.44
9/30/83                    30.40     31.01
12/31/83                   30.59     31.22
3/31/84                    30.09     32.50
6/30/84                    28.94     30.21
9/30/84                    32.51     32.66
12/31/84                   35.48     37.09
3/31/85                    35.82     37.34
6/30/85                    40.17     43.27
9/30/85                    40.92     42.71
12/31/85                   45.80     46.79
3/31/86                    50.64     53.14
6/30/86                    50.88     55.71
9/30/86                    51.74     56.95
12/31/86                   54.47     57.70
3/31/87                    55.37     60.37
6/30/87                    53.02     58.78
9/30/87                    49.70     55.66
12/31/87                   53.50     56.99
3/31/88                    55.86     62.51
6/30/88                    56.58     63.41
9/30/88                    57.95     63.23
12/31/88                   58.38     65.30
3/31/89                    59.10     63.95
6/30/89                    64.57     69.00
9/30/89                    64.91     71.79
12/31/89                   67.02     73.38
3/31/90                    65.82     75.08
6/30/90                    68.35     75.50
9/30/90                    67.72     74.62
12/31/90                   71.21     80.42
3/31/91                    74.02     83.65
6/30/91                    75.16     85.57
9/30/91                    80.14     91.67
12/31/91                   84.58     96.45
3/31/92                    83.43     93.81
6/30/92                    87.02     97.18
9/30/92                    91.22    102.91
12/31/92                   91.65    101.67
3/31/93                    96.61    108.40
6/30/93                   100.19    113.71
9/30/93                   104.21    117.42
12/31/93                  103.37    112.65
3/31/94                    98.48    107.51
6/30/94                    96.30    106.80
9/30/94                    96.42    105.14
12/31/94                   97.14    101.57
3/31/95                   103.18    107.51
6/30/95                   111.98    116.50
9/30/95                   114.54    118.69
12/31/95                  121.13    126.33
3/31/96                   116.32    124.45
6/30/96                   116.17    122.62
9/30/96                   118.35    129.34
12/31/96                  123.00    137.71
3/31/97                   120.84    135.62
6/30/97                   126.34    142.43
9/30/97                   131.91    148.57
12/31/97                  136.87    156.83
3/31/98                   138.88    160.03
6/30/98                   142.78    159.51
9/30/98                   147.81    166.11
12/31/98                  148.73    178.86
3/31/99                   146.24    174.77
6/30/99                   142.24    164.31
9/30/99                   142.02    161.53
12/31/99                  140.99    145.64
3/31/00                   143.82    157.67
6/30/00                   144.71    164.57
9/30/00                   149.23    168.54
12/31/00                  155.49    176.54
3/31/01                   161.70    190.74
6/30/01                   162.17    201.75
9/30/01                   168.73    200.54
12/31/01                  169.83    207.71
3/31/02                   168.71    206.82
6/30/02                   173.81    217.23
9/30/02                   183.85    219.50

Returns are net of fees
(1) Share price return is impacted by changes in the premium or discount to the net asset value (NAV). At September 30, 2002, the share price was at a 3.88% discount to NAV.
Total Return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 2002

ASSETS:
Portfolio of investments:
  Debt securities, at value (cost $128,821,240).............  $ 131,454,365
  Short-term securities, at cost, which approximates
    market..................................................      4,762,535
                                                              -------------
      Total portfolio of investments........................    136,216,900
Receivable for interest on debt securities..................      2,016,506
Other assets................................................          8,363
                                                              -------------
      Total assets..........................................    138,241,769
                                                              -------------
LIABILITIES:
Expenses:
  Accrued investment advisory and administrative fees.......        314,740
  Accrued professional fees.................................         29,300
  Accrued custodial and transfer agent fees.................         24,147
  Accrued other expenses....................................         11,915
                                                              -------------
      Total liabilities.....................................        380,102
                                                              -------------
NET ASSETS (equivalent to $15.71 per share for 8,775,665
 shares of capital stock outstanding).......................  $ 137,861,667
                                                              =============
Analysis of Net Assets:
  Shareholder capital.......................................  $ 135,120,133
  Accumulated undistributed net investment income...........        133,939
  Accumulated net realized loss on sales of investments.....        (25,530)
  Unrealized appreciation on investments....................      2,633,125
                                                              -------------
  Net assets applicable to outstanding shares...............  $ 137,861,667
                                                              =============

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               SEPTEMBER 30, 2002

Investment income:
  Interest income earned....................................  $   9,312,772
                                                              -------------
Expenses:
  Investment advisory and administrative fees...............        647,514
  Transfer agent and dividend disbursing agent fees.........         86,367
  Directors fees............................................         77,985
  Professional fees.........................................         52,642
  Stockholders reports and annual meeting fees..............         50,930
  Custody fees..............................................         41,063
  Franchise taxes...........................................          9,855
  Other expenses............................................         32,169
                                                              -------------
Total expenses..............................................        998,525
                                                              -------------
Net investment income.......................................      8,314,247
                                                              -------------
Net realized and unrealized gain (loss) on investments:
  Net realized gain from investment transactions............        623,636
  Change in unrealized depreciation.........................     (1,229,377)
                                                              -------------
Total realized and unrealized gain (loss) on investments....       (605,741)
                                                              -------------
Net increase in net assets from operations..................  $   7,708,506
                                                              =============

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 FOR THE YEAR ENDED SEPTEMBER 30,
                                                      2002              2001
                                                ----------------  ----------------
From operations:
  Net investment income.......................    $  8,314,247      $  9,088,903
  Net realized gain from investment
    transactions..............................         623,636         1,972,541
  Change in unrealized appreciation
    (depreciation) of investments.............      (1,229,377)        5,958,527
                                                  ------------      ------------
  Net increase in net assets from
    operations................................       7,708,506        17,019,971
Distributions to shareholders from:
  Net investment income.......................      (8,424,638)       (9,126,692)
  Net realized gain...........................      (1,404,106)               --
                                                  ------------      ------------
    Total distributions.......................      (9,828,744)       (9,126,692)
                                                  ------------      ------------
    Net increase (decrease) in net assets.....      (2,120,238)        7,893,279
Net Assets:
  Beginning of period.........................     139,981,905       132,088,626
                                                  ------------      ------------
  End of period (including undistributed net
    investment income of $133,939 and
    $228,941, respectively)...................    $137,861,667      $139,981,905
                                                  ============      ============

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:

                                                         YEARS ENDED SEPTEMBER 30,
                                         ---------------------------------------------------------
                                           2002        2001        2000        1999        1998
                                         ---------   ---------   ---------   ---------   ---------
Net asset value, beginning of period...   $ 15.95    $  15.05    $  15.11    $  16.87    $  16.30
                                          -------    --------    --------    --------    --------
Net investment income (1)..............      0.95        1.04        1.05        1.05        1.05
Net realized and unrealized gain (loss)
 on investments........................     (0.07)       0.90       (0.06)      (1.27)       0.71
                                          -------    --------    --------    --------    --------
Total from investment operations.......      0.88        1.94        0.99       (0.22)       1.76
  Less distributions from:
    Net investment income..............     (0.96)      (1.04)      (1.04)      (1.04)      (1.04)
    Net realized gain..................     (0.16)         --       (0.01)      (0.50)      (0.15)
                                          -------    --------    --------    --------    --------
Total distributions....................     (1.12)      (1.04)      (1.05)      (1.54)      (1.19)
                                          -------    --------    --------    --------    --------
Net asset value, end of period.........   $ 15.71    $  15.95    $  15.05    $  15.11    $  16.87
                                          =======    ========    ========    ========    ========
Market price per share at end of
 period................................   $ 15.10    $  14.84    $  13.38    $  13.88    $  15.75
Total investment return (market value)
 (2)...................................     9.46%      18.98%       4.34%     (2.76)%      11.81%
Total return (net asset value) (3).....     5.82%      13.22%       6.77%     (1.48)%      11.07%
Net assets at end of period (in
 millions).............................   $137.86    $ 139.98    $ 132.09    $ 132.81    $ 148.30
Ratios of expenses to average net
 assets................................     0.73%       0.71%       0.74%       0.73%       0.71%
Ratio of net investment income to
 average net assets....................     6.07%       6.68%       7.01%       6.61%       6.29%
Portfolio turnover.....................    126.8%      142.7%       73.8%       69.9%       63.5%
Number of shares outstanding at end of
 period (in thousands).................     8,776       8,776       8,776       8,789       8,789

--------------------------

(1) Net investment income includes amortization of discounts and premiums.

(2) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan.

(3) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             DEBT SECURITIES--(96.5%)

             / / MUNICIPAL SECURITIES--(3.0%)
             New Jersey Economic Development Authority,
$10,000,000  Zero Coupon Revenue Bond, due 02/15/18....  Aaa      $  3,175,028  $  4,172,300
                                                                  ------------  ------------

             / / U.S. GOVERNMENT SECURITIES--(17.3%)
             AGENCY OBLIGATIONS--(11.3%)
             Fannie Mae Grantor Trust,
    685,000   7.125%, due 01/15/30.....................  (a)           766,899       849,189
             Federal Home Loan Mortgage Corp.,
              Guaranteed Mortgage Certificates,
         85   9.000%, due 08/01/04.....................  (a)                89            91
             Federal National Mortgage Association,
  3,973,362   6.000%, due 11/01/28.....................  (a)         3,929,978     4,087,211
  2,670,974   6.500%, due 08/01/32.....................  (a)         2,766,962     2,769,984
    985,631   7.000%, due 03/01/31.....................  (a)           998,105     1,033,135
             Federal National Mortgage Association,
              Guaranteed Mortgage Pass Thru
              Certificates,
  2,331,953   6.500%, due 03/01/28.....................  (a)         2,319,929     2,418,396
    441,218   7.000%, REMIC, due 06/25/13..............  (a)           410,283       477,973
             Freddie Mac Gold Pool,
  2,638,021   6.000%, due 04/01/29.....................  (a)         2,701,086     2,718,587
             Government National Mortgage Association,
    920,558   6.500%, due 05/15/29.....................  (a)           849,359       960,938
                                                                  ------------  ------------
                                                                    14,742,690    15,315,504
                                                                  ------------  ------------
             DIRECT OBLIGATIONS--(6.0%)
             U.S. Treasury Inflation Indexed Bonds,
  3,800,000   3.000%, due 07/15/12.....................  Aaa         4,022,662     4,096,415
             U.S. Treasury Notes,
    850,000   2.875%, due 06/30/04.....................  Aaa           862,965       867,763
     25,000   4.375%, due 05/15/07.....................  Aaa            26,448        26,983
    320,000   5.000%, due 08/15/11.....................  Aaa           347,770       355,388
    170,000   6.125%, due 08/15/07.....................  Aaa           193,108       196,988

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 2,180,000   6.250%, due 05/15/30.....................  Aaa      $  2,583,049  $  2,659,770
                                                                  ------------  ------------
                                                                     8,036,002     8,203,307
                                                                  ------------  ------------
             Total U.S. Government Securities..........             22,778,692    23,518,811
                                                                  ------------  ------------

             / / CORPORATE BONDS AND NOTES--(76.2%)
             FINANCE--(38.4%)
    745,000  Anadarko Finance Co., 7.500%, due
              05/01/31.................................  Baa1          786,076       884,176
    375,000  Avalonbay Communities, Inc., 7.500%, due
              08/01/09.................................  Baa1          393,623       433,408
  1,915,000  Bank of America Corp., 7.400%, due
              01/15/11.................................  Aa3         1,985,461     2,263,486
    815,000  Bank One Corp., 7.875%, due 08/01/10......  A1            874,741       988,182
  1,655,000  Barclays Bank PLC, 144-A, 8.550%, due
              09/29/49.................................  Aa3         1,652,733     2,005,901
    280,000  Boeing Capital Corp., 7.375%, due
              09/27/10.................................  A3            300,716       315,732
    430,000  Capital One Bank, 6.875%, due 02/01/06....  Baa2          418,757       403,960
    200,000  ChevronTexaco Capital Co., 3.500%, due
              09/17/07.................................  Aa2           199,106       203,017
  1,995,000  Citigroup, Inc., 7.250%, due 10/01/10.....  Aa2         2,100,486     2,286,402
    335,000  Countrywide Home Loan, Inc., 5.500%, due
              02/01/07.................................  A3            339,231       352,450
  3,000,000  CPL Transition Funding LLC, 6.250%, due
              01/15/17.................................  Aaa         3,243,281     3,289,316
    585,000  Credit Suisse First Boston USA, Inc.,
              6.500%, due 01/15/12.....................  Aa3           577,652       624,577
  2,800,000  CS First Boston Mortgage Securities Corp.,
              7.545%, due 04/14/62.....................  AAA*        3,026,625     3,326,743
    635,000  DLJ Commercial Mortgage Corp., 00-CKP1,
              Class A1B, 7.180%, due 08/10/10..........  Aaa           638,274       741,650
  2,000,000  DLJ Commercial Mortgage Corp., 99-CG3,
              Class A1B, 7.340%, due 10/10/32..........  Aaa         2,171,250     2,344,269
    615,000  EOP Operating LP, 7.875%, due 07/15/31....  Baa1          624,338       685,472
    590,000  FleetBoston Financial Corp., 7.375%, due
              12/01/09.................................  A3            628,383       670,154
  1,805,000  Ford Motor Co., 7.450%, due 07/16/31......  Baa1        1,654,746     1,485,526
    510,000  Ford Motor Credit Co., 5.800%, due
              01/12/09.................................  A3            476,279       460,498

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 1,185,000  Ford Motor Credit Co., 7.375%, due
              02/01/11.................................  A3       $  1,167,803  $  1,117,732
  1,835,000  General Electric Capital Corp., 6.750%,
              due 03/15/32.............................  Aaa         1,801,508     1,968,131
  1,130,000  General Motors Acceptance Corp., 6.875%,
              due 09/15/11.............................  A2          1,112,815     1,101,516
  1,710,000  General Motors Acceptance Corp., 8.000%,
              due 11/01/31.............................  A2          1,735,511     1,657,455
    665,000  Goldman Sachs Group, Inc., 6.875%, due
              01/15/11.................................  Aa3           664,898       737,684
  2,370,000  Household Finance Corp., 6.750%, due
              05/15/11.................................  A2          2,355,474     2,264,175
    475,000  Lehman Bros. Holdings, Inc., 6.625%, due
              01/18/12.................................  A2            472,554       520,479
    390,000  Lincoln National Corp., 6.200%, due
              12/15/11.................................  A3            388,534       422,397
  1,410,000  Merrill Lynch Mortgage Investors, Inc.,
              96-C2, Class A3, 6.960%, due 11/21/28....  AAA*        1,496,748     1,532,776
  1,640,000  Morgan Stanley, 6.750%, due 04/15/11......  Aa3         1,645,537     1,792,897
    170,000  Morgan Stanley, 7.250%, due 04/01/32......  Aa3           170,973       182,647
  1,029,919  Norwest Asset Securities Corp., 7.000%,
              due 09/25/11.............................  AAA*        1,038,287     1,054,349
  1,500,000  PNC Mortgage Acceptance Corp., 99-CM1,
              Class A1B, 7.330%, due 12/10/32..........  Aaa         1,608,750     1,759,880
    870,000  Prudential Mortgage Capital Funding, LLC,
              01-ROCK, Class A2, 6.605%, due
              05/10/34.................................  Aaa           874,350       989,782
  1,380,000  PSE&G Transition Funding LLC, 6.450%, due
              03/15/13.................................  Aaa         1,445,766     1,581,893
  3,000,000  PSE&G Transition Funding LLC, 6.610%, due
              06/15/15.................................  Aaa         3,376,875     3,447,221
  1,645,000  Qwest Capital Funding, Inc., 7.900%, due
              08/15/10.................................  Caa1        1,707,715       740,250
    285,000  Sears Roebuck Acceptance, 6.700%, due
              04/15/12.................................  Baa1          289,970       301,923
    115,000  SLM Corp., 5.125%, due 08/27/12...........  A2            114,202       119,248
    500,000  U.S. Bank N.A., Minnesota, 6.375%, due
              08/01/11.................................  Aa3           510,881       564,463
    945,000  Unilever Capital Corp., 7.125%, due
              11/01/10.................................  A1          1,015,849     1,128,577

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 1,620,000  Wachovia Bank N.A. (Charlotte), 7.800%,
              due 08/18/10.............................  A1       $  1,719,152  $  1,966,635
    350,000  Washington Mutual Bank, 6.875%, due
              06/15/11.................................  A3            380,807       398,061
  1,025,000  Wells Fargo Bank N.A., 6.450%, due
              02/01/11.................................  Aa2         1,014,812     1,155,865
                                                                  ------------  ------------
                                                                    50,201,529    52,270,955
                                                                  ------------  ------------
             INDUSTRIAL--(16.3%)
    690,000  Alcoa, Inc., 6.000%, due 01/15/12.........  A2            685,935       763,914
    430,000  Amerada Hess Corp., 6.650%, due
              08/15/11.................................  Baa2          431,576       483,232
    940,000  Anheuser-Busch Cos., Inc., 9.000%, due
              12/01/09.................................  A1          1,116,416     1,215,241
  1,815,000  AOL Time Warner, Inc., 7.625%, due
              04/15/31.................................  Baa1        1,784,067     1,513,256
  1,270,000  Avon Products, Inc., 7.150%, due
              11/15/09.................................  A2          1,293,488     1,487,203
    185,000  Bristol Myers Squibb Co., 5.750%, due
              10/01/11.................................  Aa2           180,649       199,961
    720,000  Caterpillar, Inc., 6.550%, due 05/01/11...  A2            721,121       827,914
    900,000  Cendant Corp., 6.875%, due 08/15/06.......  Baa1          899,093       905,053
    330,000  Centex Corp., 9.750%, due 06/15/05........  Baa2          329,993       376,669
    350,000  Coors Brewing Co., 6.375%, due 05/15/12...  Baa2          348,586       396,074
  1,005,000  DaimlerChrysler N.A. Holdings Corp.,
              8.500%, due 01/18/31.....................  A3          1,117,150     1,195,097
    825,000  Deere & Co., 7.125%, due 03/03/31.........  A3            841,553       949,548
    150,000  Delhaize America, Inc., 9.000%, due
              04/15/31.................................  Baa3          138,053       127,260
    180,000  Dow Chemical Co., 6.125%, due 02/01/11....  A3            182,970       190,375
    375,000  First Data Corp., 5.625%, due 11/01/11....  A1            373,845       399,969
    470,000  Harrah's Operating Co., Inc., 7.125%, due
              06/01/07.................................  Baa3          469,615       517,585
    875,000  International Paper Co., 6.750%, due
              09/01/11.................................  Baa2          876,162       968,719
    285,000  Kohl's Corp., 6.300%, due 03/01/11........  A3            288,980       318,675
  1,120,000  Kraft Foods, Inc., 6.500%, due 11/01/31...  A2          1,115,166     1,241,323
    415,000  Kroger Co., 7.500%, due 04/01/31..........  Baa3          463,322       456,406
    735,000  Occidental Petroleum Corp., 8.450%, due
              02/15/29.................................  Baa2          831,598       947,164
    495,000  Pepsi Bottling Holdings, Inc., 144-A,
              5.625%, due 02/17/09.....................  A1            488,812       538,710
    290,000  Rohm & Haas Co., 7.850%, due 07/15/29.....  A3            319,608       365,149
    695,000  Safeway, Inc., 7.250%, due 02/01/31.......  Baa2          726,441       779,633

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 1,060,000  Target Corp., 7.000%, due 07/15/31........  A2       $  1,118,748  $  1,226,968
  1,135,000  Transocean, Inc., 7.500%, due 04/15/31....  Baa2        1,102,267     1,310,971
    430,000  United Technologies Corp., 6.100%, due
              05/15/12.................................  A2            429,247       483,420
    475,000  UST, Inc., 144-A, 6.625%, due 07/15/12....  A3            472,777       515,714
    145,000  Wal-Mart Stores, Inc., 6.875%, due
              08/10/09.................................  Aa2           154,703       171,113
    315,000  Walt Disney Co., 6.375%, due 03/01/12.....  A3            314,310       334,782
    310,000  Wendy's International, Inc., 6.200%, due
              06/15/14.................................  Baa1          309,095       349,669
    665,000  Weyerhaeuser Co., 144-A, 7.375%, due
              03/15/32.................................  Baa2          658,430       716,027
                                                                  ------------  ------------
                                                                    20,583,776    22,272,794
                                                                  ------------  ------------
             UTILITIES--(7.6%)
    265,000  Apache Corp., 6.250%, due 04/15/12........  A3            263,113       298,653
    270,000  Commonwealth Edison Co., 144-A, 6.150%,
              due 03/15/12.............................  A3            270,632       302,152
    680,000  ConocoPhillips, 8.750%, due 05/25/10......  A3            780,545       861,250
  1,400,000  Consolidated Edison Co. of New York,
              7.500%, due 09/01/10.....................  A1          1,389,332     1,658,633
    670,000  Devon Financing Corp., ULC, 6.875%, due
              09/30/11.................................  Baa2          649,604       752,350
    415,000  Dominion Resources, Inc., 5.700%, due
              09/17/12.................................  Baa1          414,718       427,475
  1,300,000  Duke Energy Field Services, LLC, 8.125%,
              due 08/16/30.............................  Baa2        1,406,430     1,280,214
    775,000  El Paso Energy Corp., 7.800%, due
              08/01/31.................................  Baa2          762,645       488,250
    835,000  First Energy Corp., 6.450%, due
              11/15/11.................................  Baa2          826,755       785,247
    985,000  Mirant Americas Generation, Inc., 9.125%,
              due 05/01/31.............................  Ba1         1,067,861       472,800
    210,000  Praxair, Inc., 6.375%, due 04/01/12.......  A3            213,332       234,814
    520,000  Progress Energy, Inc., 7.000%, due
              10/30/31.................................  Baa1          526,565       519,062
    135,000  Pure Resources, Inc., 7.125%, due
              06/15/11.................................  Baa3          130,335       143,190
  1,000,000  Sempra Energy, 7.950%, due 03/01/10.......  Baa1          997,380     1,082,494
    220,000  Southern Power Co., 144-A, 6.250%, due
              07/15/12.................................  Baa1          219,690       239,020

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   300,000  Union Oil Co. of California, 7.500%, due
              02/15/29.................................  Baa2     $    316,433  $    351,713
    470,000  Valero Energy Corp., 7.500%, due
              04/15/32.................................  Baa2          465,958       430,694
                                                                  ------------  ------------
                                                                    10,701,328    10,328,011
                                                                  ------------  ------------
             COMMUNICATION--(5.2%)
    455,000  AT&T Corp., 8.000%, due 11/15/31..........  Baa2          396,034       420,875
    140,000  AT&T Wireless Services, Inc., 7.875%, due
              03/01/11.................................  Baa2          116,257       107,800
    760,000  AT&T Wireless Services, Inc., 8.750%, due
              03/01/31.................................  Baa2          837,334       547,200
    315,000  BellSouth Telecommunications, 6.000%, due
              10/15/11.................................  Aa3           322,248       336,321
    340,000  British Telecommunications, PLC, 8.375%,
              due 12/15/10.............................  Baa1          374,057       399,432
    260,000  Cingular Wireless, 6.500%, due 12/15/11...  A3            250,905       250,234
    520,000  Citizens Communications Co., 9.000%, due
              08/15/31.................................  Baa2          538,998       462,800
    575,000  Comcast Cable Communications, 6.750%, due
              01/30/11.................................  Baa3          556,670       534,750
    170,000  Motorola, Inc., 7.625%, due 11/15/10......  Baa2          157,015       165,791
  1,290,000  News America, Inc., 7.125%, due
              04/08/28.................................  Baa3        1,148,325     1,153,910
    550,000  SBC Communications, Inc., 5.875%, due
              02/01/12.................................  Aa3           544,764       578,905
  1,290,000  Sprint Capital Corp., 6.875%, due
              11/15/28.................................  Baa3        1,184,989       743,504
    100,000  Tele-Communications, Inc., 7.875%, due
              08/01/13.................................  Baa3           85,173        94,004
    260,000  Verizon New England, Inc., 6.500%, due
              09/15/11.................................  Aa2           244,581       270,588
    960,000  Verizon New York, Inc., 7.375%, due
              04/01/32.................................  A1            856,171       961,258
                                                                  ------------  ------------
                                                                     7,613,521     7,027,372
                                                                  ------------  ------------
             INTERNATIONAL--(4.9%)
  2,500,000  Augusta Funding Ltd., 7.375%, due
              04/15/13.................................  Aaa         2,426,113     2,788,725
    180,000  Canadian National Railway Co., 6.900%, due
              07/15/28.................................  Baa2          179,068       203,310

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 2002

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   625,000  Deutsche Telekom International Finance,
              8.750%, due 06/15/30.....................  Baa1     $    661,457  $    669,900
    530,000  France Telecom, 10.000%, due 03/01/31.....  Baa3          606,531       586,098
    365,000  Telus Corp., 8.000%, due 06/01/11.........  Ba1           363,095       279,225
  2,235,000  United Mexican States, 8.125%, due
              12/30/19.................................  Baa2        2,223,851     2,179,125
                                                                  ------------  ------------
                                                                     6,460,115     6,706,383
                                                                  ------------  ------------
             TRANSPORTATION--(3.8%)
    190,000  Burlington Northern Santa Fe Corp.,
              6.875%, due 12/01/27.....................  Baa2          186,612       208,015
    740,000  Burlington Northern Santa Fe Corp.,
              7.082%, due 05/13/29.....................  Baa2          733,571       831,808
  1,500,000  Delta Airlines, Inc., 10.500%, due
              04/30/16.................................  Ba1         1,828,950     1,216,905
  1,030,000  Erac U.S.A. Finance Co., 144-A, 8.000%,
              due 01/15/11.............................  Baa1        1,083,713     1,148,513
    470,000  Union Pacific Corp., 6.650%, due
              01/15/11.................................  Baa3          474,405       528,468
  3,000,000  United Airlines, Inc., 7.870%, due
              01/30/19.................................  Caa2        3,000,000     1,224,030
                                                                  ------------  ------------
                                                                     7,307,251     5,157,739
                                                                  ------------  ------------
             Total Corporate Bonds and Notes...........            102,867,520   103,763,254
                                                                  ------------  ------------
             Total Debt Securities.....................            128,821,240   131,454,365
                                                                  ------------  ------------
  SHARES
-----------
             SHORT-TERM INVESTMENTS--(3.5%)
  4,762,535  UBS Supplementary Trust U.S. Cash
              Management Prime Fund....................              4,762,535     4,762,535
                                                                  ------------  ------------
             Total Investments (100.0%)................           $133,583,775  $136,216,900
                                                                  ============  ============

------------------------

(a)      Moody's as a matter of policy, does not rate this issue.

* Standard & Poor's Corporation rating. Security is not rated by Moody's Investor Service, Inc.

144-A Securities exempt from registration under Rule 144-A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At
        September 30, 2002, the value of these securities amounted to $5,466,037 or 4.01% of the total portfolio of investments.

REMIC  Real Estate Mortgage Investment Conduit

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

    Fort Dearborn Income Securities, Inc. ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost, which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2002, the components of accumulated earnings on a tax basis were as follows:

Accumulated earnings                                          $  320,064
Undistributed long term capital gains                            166,223
Accumulated capital and other losses                            (354,379)
Unrealized appreciation                                        2,609,625
                                                              ----------
Total accumulated earnings                                    $2,741,533
                                                              ----------

    The differences between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

                               SEPTEMBER 30, 2002

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses, which are not recognized for tax purposes until the first day of the following fiscal year along with losses from wash sales.

    At September 30, 2002 for federal income tax purposes, the cost for long and short-term investments is $133,607,275, the aggregate gross unrealized appreciation is $8,775,489, and the aggregate gross unrealized depreciation is $6,165,864, resulting in net unrealized appreciation of investments of $2,609,625.

2. NET ASSET VALUATIONS

    The net asset value of the Company's shares is determined each week as of the close of business on the last day on which the New York Stock Exchange is open, on the last business day of each month, on the eighth trading day prior to the dividend payment date and on the last business day of each calendar quarter, if such days are other than the last business day of the week.

3. DISTRIBUTIONS

    The tax character of distributions paid during the fiscal years ended September 30, 2002 and September 30, 2001 were as follows:

DISTRIBUTIONS PAID FROM:                                         2002         2001
------------------------                                      ----------   ----------
Ordinary income                                               $8,424,638   $9,126,692
Capital gains                                                  1,404,106           --
                                                              ----------   ----------
                                                              $9,828,744   $9,126,692
                                                              ==========   ==========

    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually. Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Permanent book and tax differences of $15,389 were reclassified from accumulated net realized gain (loss) on investments to undistributed net investment income due to gains from paydown adjustments related to mortgage-backed securities.

    Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

4. CAPITAL STOCK

    At September 30, 2002, there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $135,120,133. During the year ended September 30, 2002 no new shares were issued as part of the dividend reinvestment plan and no shares were repurchased in the open market.

                               SEPTEMBER 30, 2002

5. PURCHASES AND SALES OF SECURITIES

    Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 2002, were as follows: debt securities and preferred stock, $68,677,583 and $82,410,898, respectively; short-term securities, $47,012,015 and $42,868,693, respectively: and United States government debt obligations, $100,412,532 and $91,917,258, respectively.

6. MANAGEMENT AND OTHER FEES

    Under an agreement between the Company and UBS Global Asset Management (Americas) Inc. (formerly Brinson Partners, Inc.) ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    The Company pays each of its directors (except the Chairman) at the rate of $9,000 annually to serve as directors and $750 for each Board of Directors meeting attended. The Company pays the Chairman at the rate of $13,000 annually to serve in such capacity and $750 for each Board of Directors meeting attended.

    The following table sets forth as to each Director the compensation paid to such Director in the fiscal year ended September 30, 2002 for service on the Board of the Company and, in the case of Messrs. Reilly and Roob, on the boards of three other investment companies for which the Advisor performed investment advisory services.

                                                       PENSION OR
                                                       RETIREMENT
                                                        BENEFITS
                                                       ACCRUED AS
                                         AGGREGATE      PART OF        ESTIMATED      TOTAL COMPENSATION
                                        COMPENSATION    COMPANY     ANNUAL BENEFITS    FROM COMPANY AND
NAME OF DIRECTOR                        FROM COMPANY    EXPENSES    UPON RETIREMENT      FUND COMPLEX
----------------                        ------------   ----------   ---------------   ------------------
Adela Cepeda..........................    $12,750          --              --              $12,750
C. Roderick O'Neil....................     15,750          --              --               15,750
Frank K. Reilly.......................     12,750          --              --               64,350
Edward M. Roob........................     12,750          --              --               64,350
J. Mikesell Thomas....................      7,000          --              --                7,000

    All Company officers serve without direct compensation from the Company.

    Fort Dearborn Income Securities, Inc. invest in shares of the UBS Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is an investment company managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor.

                               SEPTEMBER 30, 2002

6. MANAGEMENT AND OTHER FEES (CONTINUED)

    The Supplementary Trust pays no management fees. Distributions from the Supplementary Trust are reflected as interest income on the statement of operations. Amounts relating to those investments at September 30, 2002 and for the period ended are summarized as follows:

                                                                                                % OF
                                            COST OF        SALES      INTEREST                  NET
FUND                                       PURCHASE      PROCEEDS      INCOME      VALUE       ASSETS
----                                      -----------   -----------   --------   ----------   --------
UBS Supplementary Trust U.S. Cash
  Management Prime Fund.................  $47,012,015   $42,868,693   $53,802    $4,762,535     3.5%

7. MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS

    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond, which is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization
Class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

    The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancement that help limit investors' exposure to the underlying credit. These securities are valued on the basis of timing and certainty of cash flows compared to investments with similar durations.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Fort Dearborn Income Securities, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fort Dearborn Income Securities, Inc., (the "Company") as of September 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period ended
September 30, 2002. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2000, were audited by other auditors whose report dated
October 26, 2000, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. as of September 30, 2002, and the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

New York, New York
November 8, 2002

          REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN (UNAUDITED)

    THE COMPANY'S AUTOMATIC DIVIDEND INVESTMENT PLAN, OPERATED FOR THE CONVENIENCE OF THE SHAREHOLDERS, HAS BEEN IN OPERATION SINCE THE DIVIDEND PAYMENT OF MAY 5, 1973.

    For the year ended September 30, 2002, 79,406 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                           WHERE
                                  NO. OF                   SHARES
           DIVIDEND               SHARES     AVERAGE        WERE
         PAYMENT DATE           PURCHASED     PRICE      PURCHASED
--------------------------------------------------------------------
December 14, 2001                 31,512      $15.31    Open Market
March 22, 2002                    16,450      $14.95    Open Market
June 14, 2002                     16,082      $15.25    Open Market
September 13, 2002                15,362      $15.16    Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan receive all dividends in cash.

    The Plan had 779 participants on September 13, 2002. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO EQUISERVE TRUST COMPANY N.A. OF NEW YORK, P.O. BOX 2500, JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card, which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENTS ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL ENSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

    FOR THE YEAR ENDED SEPTEMBER 30, 2002, THERE WERE: (I) NO MATERIAL CHANGES IN THE COMPANY'S INVESTMENT OBJECTIVES OR POLICIES, (II) NO CHANGES IN THE COMPANY'S CHARTER OR BY-LAWS THAT WOULD DELAY OR PREVENT A CHANGE OF CONTROL OF THE COMPANY, (III) NO MATERIAL CHANGES IN THE PRINCIPAL RISK FACTORS ASSOCIATED WITH INVESTMENT IN THE COMPANY, AND (IV) NO CHANGE IN THE PERSON PRIMARILY RESPONSIBLE FOR THE DAY-TO DAY MANAGEMENT OF THE COMPANY'S PORTFOLIO.

                      SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

    The Company is governed by a Board of Directors which oversees the Company's operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Company, the length of time served as a Director or Officer of the Company, the Director's or Officer's principal occupations during the last five years, other directorships held by the Director or Officer, the number of funds in the Fort Dearborn fund complex overseen by the Director or for which a person served as an Officer, and shares owned by the Director or Officer.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN   SHARES BENEFICIALLY
                                         POSITION/                                     FUND COMPLEX      OWNED DIRECTLY
                                         TERM/TIME         PRINCIPAL OCCUPATIONS        OVERSEEN BY       OR INDIRECTLY
NAME, AGE AND ADDRESS                      SERVED         AND OTHER DIRECTORSHIPS        DIRECTOR      SEPTEMBER 30, 2002
---------------------                  --------------  ------------------------------  -------------   -------------------
DIRECTORS:

C. Roderick O'Neil, CFA, 71             Director and   Chairman, O'Neil Associates          1                3,398
O'Neil & Associates                     Chairman of    (formerly Greenspan O'Neil
P.O. Box 405                            the Board of   Associates), an investment and
South Glastonbury, CT 06073              Directors     financial consulting firm;
                                        since 1992     Director, Beckman Coulter,
                                                       Inc. (Since January, 1994)
                                                       Director, Cadre Institutional
                                                       Investors Trust (Since 1995);
                                                       Trustee, Optimum Qu Fund
                                                       (Since 2002).

Adela Cepeda, 44                          Director     Founder and President of A.C.        1                1,000
A.C. Advisory, Inc.                     since 2000     Advisory, Inc.; Director of
Three First National Plaza,                            Lincoln National Income Fund,
Suite 1515                                             Inc. and Lincoln National
Chicago, Illinois 60602                                Convertible Securities Fund.
                                                       Former Managing Director and
                                                       co-founder of Abacus Financial
                                                       Group, Inc., (1991-1995); Vice
                                                       President, Smith Barney,
                                                       Harris Upham & Co. Inc.,
                                                       (1980-1991).

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN   SHARES BENEFICIALLY
                                         POSITION/                                     FUND COMPLEX      OWNED DIRECTLY
                                         TERM/TIME         PRINCIPAL OCCUPATIONS        OVERSEEN BY       OR INDIRECTLY
NAME, AGE AND ADDRESS                      SERVED         AND OTHER DIRECTORSHIPS        DIRECTOR      SEPTEMBER 30, 2002
---------------------                  --------------  ------------------------------  -------------   -------------------
Frank K. Reilly, CFA, 66                  Director     Bernard J. Hank Professor of         4                4,706
College of Business Administration,     since 1993     Finance, University of Notre
Room 307A                                              Dame (since 1981); Chairman,
University of Notre Dame                               The UBS Funds (since 1992);
Notre Dame, IN 46556-0399                              Chairman, The UBS Relationship
                                                       Funds (since 1995); Director,
                                                       Discover Bank (since 1993);
                                                       Director, Morgan Stanley
                                                       Trust, FSB (since 1996);
                                                       Director, NIBCO (1993-2001);
                                                       Director, Battery Park High
                                                       Yield Fund (1996-2001); Board
                                                       of Governors, Association for
                                                       Investment Management and
                                                       Research (1993-2000) Chairman,
                                                       1998-1999; Board of Trustees,
                                                       Institute of Chartered
                                                       Financial Analysts (1993-2000)
                                                       Chairman, 1996-1997; Board of
                                                       Regents, Financial Analysts
                                                       Seminar (1992-2001); Board of
                                                       Trustees, Research Foundation
                                                       of the Association of
                                                       Investment Management and
                                                       Research (since 1996).

Edward M. Roob, 68                        Director     Senior Vice President, Daiwa         4                7,000
Fort Dearborn Income Securities, Inc.   since 1993     Securities America, Inc.
C/o UBS Global Asset Management                        (1986-1993); Senior Vice
  (Americas) Inc.                                      President, First National Bank
One N. Wacker Drive                                    of Chicago (1975-1985);
Chicago, Illinois 60606                                Director, The UBS Funds;
                                                       Director, The UBS Relationship
                                                       Funds; Trustee, UBS Global
                                                       Asset Management Trust
                                                       Company; Trustee, CCM Advisors
                                                       Funds; Trustee, CCMA Select
                                                       Investment Trust; Trustee
                                                       A.H.A. Investment Funds;
                                                       Member, Board of Governors
                                                       Chicago Stock Exchange,
                                                       (1988-1991); Member U.S.
                                                       Treasury and Federal Agency
                                                       Advisory Committee,
                                                       (1972-1985). Member, Committee
                                                       for Specialist Assignment and
                                                       Evaluation, Chicago Stock
                                                       Exchange, (1993-1999).

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN   SHARES BENEFICIALLY
                                         POSITION/                                     FUND COMPLEX      OWNED DIRECTLY
                                         TERM/TIME         PRINCIPAL OCCUPATIONS        OVERSEEN BY       OR INDIRECTLY
NAME, AGE AND ADDRESS                      SERVED         AND OTHER DIRECTORSHIPS        DIRECTOR      SEPTEMBER 30, 2002
---------------------                  --------------  ------------------------------  -------------   -------------------
J. Mikesell Thomas, 51                    Director     Independent Financial Advisor,       1                 --
Fort Dearborn Income Securities, Inc.   since 2002     (April, 2001-Present);
C/o UBS Global Asset Management                        Managing Director, Lazard
  (Americas) Inc.                                      Freres & Co. (1995-2001);
One N. Wacker Drive                                    First Chicago Corporation,
Chicago, Illinois 60606                                (1973-1994) Executive Vice
                                                       President and Co-Head
                                                       Corporate and Institutional
                                                       Banking, (1992-1995),
                                                       Executive Vice President and
                                                       Co-Head, Merchant Banking,
                                                       (1989-1992), Executive Vice
                                                       President and Chief Financial
                                                       Officer, (1986-1989), Senior
                                                       Vice President and Treasurer,
                                                       (1980-1986), Assistant
                                                       Treasurer, (1976-1980), First
                                                       Scholar Management Development
                                                       Program, (1973-1976). Director
                                                       and Chairman of Finance
                                                       Committee, Evanston
                                                       Northwestern Healthcare; Vice
                                                       President of Board of
                                                       Trustees, Mid-Day Club;
                                                       Leadership Greater Chicago
                                                       Association.

OFFICERS:

Jeffrey J. Diermeier,                    President     Investment Committee member,
  CFA, B.B.A., M.B.A., 50*              since 2000     UBS Global Asset Management
                                                       (Americas) Inc.
                                                       (1998-Present); Director,
                                                       Chief Investment Officer and
                                                       Managing Director and
                                                       Investment Committee member,
                                                       UBS Global Asset Management
                                                       (Americas) Inc.
                                                       (2000-Present); Managing
                                                       Director, First Chicago
                                                       Invest-ment Advisors, N.A.
                                                       (1975-1989).

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN   SHARES BENEFICIALLY
                                         POSITION/                                     FUND COMPLEX      OWNED DIRECTLY
                                         TERM/TIME         PRINCIPAL OCCUPATIONS        OVERSEEN BY       OR INDIRECTLY
NAME, AGE AND ADDRESS                      SERVED         AND OTHER DIRECTORSHIPS        DIRECTOR      SEPTEMBER 30, 2002
---------------------                  --------------  ------------------------------  -------------   -------------------
Craig G. Ellinger, CFA, 32*            Vice President  Portfolio Manager in the Fixed
                                        & Portfolio    Income Group at UBS Global
                                          Manager      Asset Management (Americas)
                                        since 2001     Inc. (since 2000). He
                                                       previously served in a similar
                                                       position at PPM America, Inc
                                                       (1997-2000) and was a
                                                       Commissioned Bank Examiner at
                                                       the Federal Deposit Insurance
                                                       Corporation (1992-1997).

Joseph A. Anderson, 40*                 Secretary &    Executive Director of UBS
                                         Treasurer     Global Asset Management
                                        since 1992     (Americas) Inc. (since 1991)
                                                       and is currently the Vice
                                                       President of UBS Global Asset
                                                       Management Trust Company
                                                       (since 1995).

Robert M. Fascia, 29*                    Assistant     Associate Director of UBS
                                        Secretary &    Global Asset Management
                                         Assistant     (Americas) Inc., (since 1999).
                                         Treasurer     He was previously employed by
                                        since 2000     Stein Roe & Farnham.

* This person's business address is UBS Global Asset Management (Americas) Inc., UBS Tower, One North Wacker Drive, Chicago, IL 60606.

FORT DEARBORN INCOME SECURITIES, INC.
One N. Wacker Drive
38th Floor
Chicago, Illinois 60606
(312) 525-7877

INDEPENDENT AUDITORS
Ernst & Young LLP
5 Times Square
New York, New York 10036

LEGAL COUNSEL
Winston & Strawn
35 West Wacker Drive
Chicago, Illinois 60601

STOCK TRANSFER AND DIVIDEND DISBURSEMENT AGENT
(1-800-446-2617)

Mail correspondence to:
EquiServe
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:
EquiServe
P.O. Box 2506
Jersey City, New Jersey 07303-2506

FORT DEARBORN INCOME SECURITIES, INC.

[BACKGROUND ART IS IMAGE OF FORT DEARBORN]

[LOGO] FTD                      [LOGO] The
Listed                          Chicago
NYSE                            Stock Exchange

                 FORT
                 DEARBORN
                 INCOME
                 SECURITIES,
                 INC.

   ANNUAL REPORT
   SEPTEMBER 30, 2002